Exhibit 99.2

NASDAQ: GRYP January 2025

NASDAQ: GRYP Disclaimer This presentation (“Presentation”) is being issued by Gryphon Digital Mining Inc . (the “Company”, “Gryphon” or “Gryphon Digital Mining”) for information purposes only . The content of this Presentation has not been approved by any securities regulatory authority . Reliance on this Presentation for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested . This Presentation is not an admission document, prospectus or an advertisement and is being provided for information purposes only and does not constitute or form part of, and should not be construed as, an offer or invitation to sell or any solicitation of any offer to purchase or subscribe for any securities of the Company in Canada, the United States or any other jurisdiction . Neither this Presentation, nor any part of it nor anything contained or referred to in it, nor the fact of its distribution, should form the basis of or be relied on in connection with or act as an inducement in relation to a decision to purchase or subscribe for or enter into any contract or make any other commitment whatsoever in relation to any securities of the Company . No representation or warranty, express or implied, is given by or on behalf of the Company, its directors, officers and advisors or any other person as to the accuracy, sufficiency or completeness of the information or opinions contained in this Presentation and no liability whatsoever is accepted by the Company, its directors, officers or advisors or any other person for any loss howsoever arising, directly or indirectly, from any use of such information or opinions or otherwise arising in connection therewith . Forward - Looking Statements Certain statements contained in this Presentation constitute “forward - looking information” or “forward - looking statements” (collectively, “forward - looking statements”) within the meaning of applicable United States securities laws relating to, without limitation, expectations, intentions, plans and beliefs, including information as to the future events, results of operations and the Company’s future performance (both operational and financial) and business prospects . In certain cases, forward - looking statements can be identified by the use of words such as “expects”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “plans”, “seeks”, “projects” or variations of such words and phrases, or state that certain actions, events or results “may” or “will” be taken, occur or be achieved . Such forward - looking statements reflect the Company’s beliefs, estimates and opinions regarding its future growth, results of operations, results of litigation, future performance (both operational and financial), and business prospects and opportunities at the time such statements are made, and the Company undertakes no obligation to update forward - looking statements if these beliefs, estimates and opinions or circumstances should change . Forward - looking statements are necessarily based upon a number of estimates and assumptions made by the Company that are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies . Forward - looking statements are not guarantees of future performance . In particular, this Presentation contains forward - looking statements pertaining, but not limited, to : statements about the Company's ability to close the acquisitions with Captus Energy and in British Columbia ; the total consideration for the acquisitions ; the ability of the assets acquired or to be acquired to produce energy at both the cost and the volume anticipated ; the results of diligence reviews ; the engagement, and the results of such engagement, with regulatory bodies, First Nations, local stakeholders and northern communities ; green initiatives ; plans to expand the Company's business to include Al and high performance computing ; plans to expand the Company's Bitcoin mining operations ; the Company's market position compared to its peers and competitive position ; macroeconomic changes involving Al, high performance computing and power supply and demand ; construction timelines and the ability to fund construction ; the future financial performance of the Company ; changes in the Company's strategy and future operations ; financial position ; estimated revenues and losses ; market capitalization ; projected costs ; prospects, plans and objectives of management ; and future acquisition activity . By their nature, forward - looking statements involve numerous current assumptions, known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from those anticipated by the Company and described in the forward - looking statements . With respect to the forward - looking statements contained in this Presentation, assumptions have been made regarding, among other things : current and future prices for bitcoin ; future global economic and financial conditions ; current and future regulatory and legal regimes, demand for bitcoin and the product mix of such demand and levels of activity in the cryptocurrency finance markets and in such other areas in which the Company may operate, and supply and the product mix of such supply ; the accuracy and veracity of information and projections sourced from third parties respecting, among other things, current finance markets and proposed changes to those markets, supply and demand ; and, where applicable, each of those assumptions set forth in the footnotes provided herein in respect of particular forward - looking statements . 2

NASDAQ: GRYP Disclaimer A number of factors, risks and uncertainties could cause results to differ materially from those anticipated and described herein including those risks and uncertainties that are more fully described in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2023 . You should not place undue reliance on these forward - looking statements, which are made only as of the date hereof or as of the dates indicated in the forward - looking statements . Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in its forward - looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended . There can be no assurance that forward - looking statements will materialize or prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements . The forward - looking statements contained in this Presentation are expressly qualified by this cautionary statement . Readers should not place undue reliance on forward - looking statements . These statements speak only as of the date of this Presentation . Except as may be required by law, the Company expressly disclaims any intention or obligation to revise or update any forward - looking statements or information whether as a result of new information, future events or otherwise . Trademarks This presentation includes trademarks of Gryphon, which are protected under applicable intellectual property laws and are the property of Gryphon or its subsidiaries . This presentation also includes other trademarks, trade names and service marks that are the property of their respective owners . Solely for convenience, in some cases, the trademarks, trade names and service marks referred to in this proxy statement/prospectus are listed without the applicable ®, and SM symbols, but they will assert, to the fullest extent under applicable law, their rights to these trademarks, trade names and service marks . 3

NASDAQ: GRYP Target Capitalization 4 Investment Summary Power Leader: AI Hosting & Bitcoin Mining Services A Transformative 4 Months: Major Progress, Team in Place and Ready to Execute. • 1/6/2025 Alberta definitive agreement of HPC/AI Asset Scalable to 4GW • 12/12/2024 Added SVP of Energy • 12/10/2024 BC agreement for low - cost power scalable to 1GW • 10/2024 - Debt Restructured and now <$5M with favorable terms/duration; • 9/2024 – Added new CEO and new Chairman 5GW+ development pipeline across Canada, once agreements close • Expected to quickly catapult GRYP into the high end of peers for potential MW Dual Market Focus • AI/HPC infrastructure o Plan to aggressively move into AI/HPC data centers, utilizing our world class energy team to optimize acquired assets. o Captus asset projected to provide us a strong hold to compete globally. • Cryptocurrency mining o Expand bitcoin mining operations through acquisition of low - cost energy assets.

NASDAQ: GRYP Target Capitalization 5 Industry leading management team and board Management Team and Board Sim Salzman CFO Steven Gutterman CEO & Director Eric Gallie SVP Energy Heather Cox Independent Director Dan Tolhurst Director Jimmy Vaiopoulos CPA, CA Chairman Dan Grigorin Director Jessica Billingsley Independent Director Rob Chang Director Brittany Kaiser Independent Director

NASDAQ: GRYP Target Capitalization 6 Introducing Captus A World Class AI/HPC Site

NASDAQ: GRYP Target Capitalization • We see AI compute fundamentally transforming the business landscape. AI requires considerable power for operations. • Combined electricity use by Amazon, Microsoft, Google, and Meta more than doubled between 2017 and 2021, reaching around 72 TWh in 2021 due to increased demand from AI and data centers. - the International Energy Agency (IEA ) • Demand for power will exceed supply: an estimated additional ~50 GW of power will be needed by 2030 in the United States to support US data center power demand (15% CAGR in data center power demand from 2023 - 2030). This is equivalent to the power needs of 50 million households! – Goldman Sachs • Infrastructure investment is estimated to be $50 billion through 2030. – Goldman Sachs 7 Generational growth on the horizon Demand for AI

NASDAQ: GRYP Target Capitalization 8 Power is the Name of the Game . . . Cost to build Time necessary for approvals Sustainability Cost Efficient Scalability Expensive Long High High High Nuclear Expensive Medium High Low Low Wind / Solar Expensive Medium High TBD TBD Hydrogen Low Medium/Low Low Medium/Low Low Grid Medium Medium/Low High* Medium/Low High Natural Gas * With sequestration . . . and natural gas is the obvious choice of power source There are several potential sources of power to meet additional demand. However, only natural gas is scalable, cost efficient and sustainability:

NASDAQ: GRYP Target Capitalization • Strategically Located: Industrial zoned 850 acres located in Southern Alberta. Proximate to existing infrastructure of power, gas supply, non - potable water, fiber, cooler climate and carbon capture on site . • Power Redundancy: Access to two ample supplies of natural gas, provides +2 bcf/d of gas combined and grid access. • Regulatory in Place: Initial regulatory in place and progressing to FID in 2025. Alberta government continues to be the most energy industry facing district, consistently proving to be the Texas of the North. • Technical Team in Place: Seasoned t echnical team in place with a combined 100 yrs of experience. • Green Power on Site: Combination of saline aquifer plus depleted gas reservoir provides compelling sequestration of CO2. • Scalable to 4GW: Compelling scalability with up to ~130MW by the end of 2026, followed by 200MW by YE 2029 and 100MW every 6 months following. 9 Gryphon can enter AI as a market leader Introducing the Captus Definitive Agreement

NASDAQ: GRYP Target Capitalization Building a generational, long - life, world class business Captus Agreement Phased Growth Plan to 4GW Phase 1 (Now to end of 2026) Final Regulatory, FID & Close • Finish all regulatory and engineering. Close acquisition. • Final Investment Decision expected in the fall of 2025 on main project • In parallel with customers growth demand, add 50 - 130MW of power on site through existing grid connection and gas connection. Phase 2 (2026 to 2029) First 200MW operational by 2029 • Initial build - out of 200MW of gas - to - power generation • Carbon capture & sequestration infrastructure build - out • Option to significantly speed up growth if we see the opportunity Phase 3 (2029+) More Power, Data Centers/AI & Potential Transition Industries • Additional build - out of 3GW of gas - to - power generation and associated CO2 sequestration infrastructure +200MW of Gas - to - Power Generation 0.8MM mtpa Carbon Capture & Sequestration +3GW of Gas - to - Power Generation +2.0MM mtpa Carbon Capture & Sequestration 125MW of Gas - to - Power Generation & Grid

NASDAQ: GRYP Target Capitalization 11 Captus power and ops team has over 100 years of industry experience Gryphon Power/Infrastructure Operators • Harry Andersen 25+ years of diverse Canadian and American midstream and energy experience. Involved in executing over $15 billion of M&A, financings, and over $10 billion of brownfield and greenfield projects. Former SVP, Chief Operating Officer and 10+ years C - Suite member at Pembina Pipelines (US$25bln Market Cap.) • Mark Taylor 30+ years of diverse WCSB midstream and upstream experience. Team lead for execution of marquee projects at Encana Corporation for 10+ years. Founder and Principal at Taylor Energy Advisors, former Chief Operating Officer at Mosaic Energy, former Vice President of Operations at the Alberta Energy Regulator and former Vice President Deep Basin at Sinopec • Paul Connolly 30+ years of diverse experience in the energy industry and North American midstream sectors. Held senior positions at companies including Veresen Midstream, Plains Midstream Canada and MEG Energy • Steve Giacomin 30+ years of diverse experience in energy and midstream industry sectors Held senior positions at E&P and Midstream companies in capital project execution and operations Held various senior operating positions at Pembina Pipelines, including being responsible for the largest business unit within Pembina that comprised (in part) natural gas and carbon dioxide handling facilities and power cogeneration facilities

NASDAQ: GRYP Target Capitalization 12 Comparatives in the Market – Value Per Potential Capacity • All MW are not created equal. We believe efficient, reliable, sustainable energy sources will trade at a premium in the future as premier locations speak for themselves . • We believe that green power sources will eventually trade at a premium, setting up Captus to capture value. • Even using median comps, Captus’ 4,000 MW potential is measured in the billions of dollars Source: Cantor: “Cantor's Deep Dive on AI/HPC”

NASDAQ: GRYP Target Capitalization 13 Cryptocurrency mining

NASDAQ: GRYP Target Capitalization 14 Expected Low - Cost Power with Ability to Vertically Integrate Helmet Agreement - Northeast British Colombia Scalable Asset • 100 MW of power anticipated by end of 2025; o Phased approach of building first 100MW in 20 - 30 MW blocks expected to derisk build out and minimizes dilution • Scalable to 1,000 MW • Projected sub $0.03power cost (30 to 50% lower than large cap BTC miners) Significant Revenue Potential • Serving as hosting provider for BTC miners • Self - mining • Physical hedge for Captus, allow us to control another variable costs at our Alberta AI/HPC site Captus. Gas can flow from point to point allowing us to secure the economics for our AI/HPC customers.

NASDAQ: GRYP Target Capitalization 15 Company Highlights Join us in powering the future of digital infrastructure • Over the last 4 months, aggressively changed the business trajectory onto a best - in - class path . Since September 2024: o Proven Leadership is in place o Debt Restructured o Signed definitive agreements to acquire compelling assets and technical team • 5 GW Potential in assets under definitive agreement o Caputs in Alberta for AI/HPC computing expected to be a world leading campus that has a differentiated green angle o Bitcoin assets under agreement expected to provide additional upside and can be converted in the future should there be a demand for AI/HPC. In the near term, once closed, expected to be industry leading sub $0.03/kWh power cost. • Strategic in location o Partnering with the right regulatory and governing areas where the power industry expertise exist and the regulatory bodies are excited for the opportunity ahead. Summary • $20M market cap (1/02/24) • $5B annual revenue potential from just one asset that is under definitive agreement* • Management is excited for the months and years to come to close on these definitive agreements to acquire and showcase these asset potentials and close this gap *At full capacity, assuming $1.5 million of revenue per MW, the Captus asset could generate over $5.0 billion of annual reven ue.

Contact: james@haydenir.com Nasdaq: GRYP